UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

FOSSIL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41040	75-2018505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 S. Central Expressway

Richardson, Texas 75080

(Address of Principal Executive Offices, including Zip Code)

(972) 234-2525

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC
7.00% Senior Notes due 2026	FOSLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 13, 2025 (the “Closing Date”), following the occurrence of the “Restructuring Effective Date” in relation to the Restructuring Plan (as defined herein), Fossil Group, Inc. (the “Company”) consummated the previously announced offer to exchange (the “Exchange Offer”) its 7.00% Senior Notes due 2026 (the “Old Notes”) and its concurrent rights offering (the “Rights Offering”) pursuant to a restructuring plan under Part 26A of the UK Companies Act 2006 (as amended) (the “Restructuring Plan” and together with the Exchange Offer and the Rights Offering, the “Transactions”). In connection with the consummation of the Transactions:

•

Noteholders that participated in the Rights Offering and Exchange Offer (the “New Money Participants”) (i) provided an aggregate of $32,500,000 of incremental, new money financing in exchange for (x) $32,500,000 aggregate principal amount of 9.500% First-Out First Lien Secured Senior Notes due 2029 (the “First-Out Notes”) and (y) 954,070 shares of common stock, par value $0.01 (“Common Stock”), (ii) exchanged $120,229,725 aggregate principal amount of Old Notes on a dollar-for-dollar basis for $120,229,725 aggregate principal amount of First-Out Notes, and (iii) received $945,946 aggregate principal amount of First-Out Notes as a consent premium pursuant to the terms of the Transactions (the “Consent Premium”).

•

Noteholders that did not participate in the Rights Offering (the “Non-New Money Participants”) (i) received $29,770,275 aggregate principal amount of Second-Out Second Lien Secured Senior Notes due 2029 (the “Second-Out Notes”) on a dollar-for-dollar basis for $29,770,275 Old Notes held by such Non-New Money Participants, and (ii) received $53,858 aggregate principal amount of Second-Out Notes as a Consent Premium. Only Non-New Money Participants that tendered their Old Notes in the Exchange Offer and consented to the Restructuring Plan received the Consent Premium.

•

Noteholders also received an aggregate total of approximately 3,000,000 warrants (the “Warrants”), entitling the holders thereof to purchase either (i) one share of Common Stock for each Warrant held, or (ii) one pre-funded warrant (each, a “Pre-Funded Warrant”) for each Warrant held, each such Pre-Funded Warrant entitling the holder thereof to purchase one share of Common Stock.

•	As a result of the Restructuring Plan, all $150,000,000 aggregate principal amount of Old Notes outstanding have been cancelled.

Certain supporting noteholders (the “Supporting Holders”) party to the Transaction Support Agreement dated August 13, 2025 (the “Transaction Support Agreement”), among the Company, certain of its subsidiaries and the Supporting Holders participated in the Transactions on a private placement basis. In accordance with the terms of the Transaction Support Agreement, the Supporting Holders received $1,625,000 aggregate principal amount of First-Out Notes as a backstop premium as consideration for providing a backstop commitment for the Rights Offering.

First-Out Notes Indenture

Interest, Guarantees and Security

The First-Out Notes were issued pursuant to an indenture (the “First-Out Notes Indenture”), dated as of the Closing Date, by and among the Company, as issuer, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee and as collateral agent (in such capacity, the “First-Out Notes Collateral Agent”).

The First-Out Notes will bear interest at a rate per annum equal to 9.500%, payable in cash quarterly in arrears on March 15, June 15, September 15, and December 15 of each year, commencing on March 15, 2026. The interest rate on the First-Out Notes is subject to an immediate increase upon the occurrence of a Borrowing Base Overage (as defined in the First-Out Notes Indenture) by an additional 2.00% (with such increase being solely in the form of payment in kind interest) with respect to all remaining days in such interest period during which such Borrowing Base Overage has occurred and is outstanding.

The First-Out Notes will mature on January 1, 2029, unless redeemed in full prior to such maturity date, pursuant to the terms contained in the First-Out Notes Indenture.

The Company’s obligations under the First-Out Notes are fully and unconditionally guaranteed on a joint and several basis by the Company and each of the Company’s subsidiaries that are borrowers or guarantee the Company’s obligations under the ABL Credit Agreement (as defined herein) or the Second-Out Notes Indenture (as defined herein), as well as all of the Company’s future subsidiaries that become a borrower with respect to or guarantee the Company’s or any of the Company’s subsidiaries other material indebtedness, including under the ABL Credit Agreement and the Second-Out Notes Indenture.

The First-Out Notes are secured by liens on all or substantially all assets of the Company and the Guarantors, including first-priority liens on Notes Priority Collateral (as defined in the First-Out Notes Indenture) and second-priority liens on ABL Priority Collateral (as defined in the First-Out Notes Indenture), in each case, to the maximum extent permitted by law, subject to certain guaranty and security principles and any applicable intercreditor agreement.

Redemption

The Company may, at its option, redeem some or all of the First-Out Notes at any time at a redemption price equal to 107.500% of the principal amount of the First-Out Notes being redeemed, plus accrued and unpaid interest, if any, on the First-Out Notes being redeemed to, but not including, the applicable redemption date.

Change of Control

If a Change of Control (as defined in the First-Out Notes Indenture) occurs, the Company is required to make an offer to purchase all of the First-Out Notes at a purchase price equal to 107.500% of the principal amount thereof, plus accrued and unpaid interest, if any, to but not including the date of purchase.

Covenants and Events of Default

The First-Out Notes Indenture contains covenants that limit the ability of the Company and its subsidiaries to, among other things: (i) incur, assume or guarantee additional debt, or issue disqualified stock or preferred stock; (ii) pay dividends, make other distributions or repurchase equity; (iii) make certain investments and other restricted payments; (iv) enter into transactions with affiliates; (v) create, incur, assume or suffer to exist liens; (vi) sell or otherwise dispose of certain assets to third parties; (vii) consolidate, merge or sell all or substantially all of their assets; and (viii) create restrictions on the ability of certain subsidiaries to pay dividends and make other payments to the Company or the Guarantors. These covenants are subject to a number of important limitations and exceptions. The First-Out Notes Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding First-Out Notes to be due and payable immediately.

The First-Out Notes issued to the Supporting Holders have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the applicable registration requirements of the Securities Act and applicable state securities laws.

The foregoing summary of the First-Out Notes Indenture and the First-Out Notes does not purport to be complete and is qualified in its entirety by reference to the First-Out Notes Indenture and the form of First-Out Note attached hereto as Exhibits 4.1 and 4.2, respectively and incorporated herein by reference.

Second-Out Notes Indenture

Interest, Guarantees and Security

The Second-Out Notes were issued pursuant to an indenture (the “Second-Out Notes Indenture”), dated as of the Closing Date, by and among the Company, as issuer, the Guarantors and Wilmington Trust, National Association, as trustee and as collateral agent (in such capacity, the “Second-Out Notes Collateral Agent”).

The Second-Out Notes will bear interest at a rate per annum equal to 7.500%, payable in cash quarterly in arrears on March 15, June 15, September 15, and December 15 of each year, commencing on March 15, 2026.

The Second-Out Notes will mature on June 30, 2029, unless redeemed in full prior to such maturity date, pursuant to the terms contained in the Second-Out Notes Indenture.

The Company’s obligations under the Second-Out Notes are fully and unconditionally guaranteed on a joint and several basis by the Company and each of the Company’s subsidiaries that are borrowers or guarantee the Company’s obligations under the ABL Credit Agreement or the First-Out Notes Indenture, as well as all of the Company’s future subsidiaries that become a borrower with respect to or guarantee the Company’s or any of the Company’s subsidiaries other material indebtedness, including under the ABL Credit Agreement and the First-Out Notes Indenture.

The Second-Out Notes are secured by liens on all or substantially all assets of the Company and the Guarantors, including second-priority liens on Notes Priority Collateral and third-priority liens on ABL Priority Collateral, in each case, to the maximum extent permitted by law, subject to certain guaranty and security principles and any applicable intercreditor agreement.

Redemption

The Company may, at its option, redeem some or all of the Second-Out Notes at any time at a redemption price equal to 100.000% of the principal amount of the Second-Out Notes being redeemed, plus accrued and unpaid interest, if any, on the Second-Out Notes being redeemed to, but not including, the applicable redemption date.

Change of Control

If a Change of Control (as defined in the Second-Out Notes Indenture) occurs, the Company is required to make an offer to purchase all of the Second-Out Notes at a purchase price equal to 100.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to but not including the date of purchase.

Covenants and Events of Default

The Second-Out Notes Indenture contains covenants that limit the ability of the Company and its subsidiaries to, among other things: (i) incur, assume or guarantee additional debt, or issue disqualified stock or preferred stock; (ii) pay dividends, make other distributions or repurchase equity; (iii) make certain investments and other restricted payments; (iv) enter into transactions with affiliates; (v) create, incur, assume or suffer to exist liens; (vi) sell or otherwise dispose of certain assets to third parties; (vii) consolidate, merge or sell all or substantially all of their assets; and (viii) create restrictions on the ability of certain subsidiaries to pay dividends and make other payments to the Company or the Guarantors. These covenants are subject to a number of important limitations and exceptions. The Second-Out Notes Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Second-Out Notes to be due and payable immediately.

The foregoing summary of the Second-Out Notes Indenture and the Second-Out Notes does not purport to be complete and is qualified in its entirety by reference to the First-Out Notes Indenture and the form of Second-Out Note attached hereto as Exhibits 4.3 and 4.4, respectively and incorporated herein by reference.

ABL Intercreditor Agreement

On the Closing Date, the Company and the Guarantors, ACF FINCO I LP, as administrative agent on behalf of the lenders under the ABL Credit Agreement (the “ABL Agent”), the First-Out Notes Collateral Agent and the Second-Out Notes Collateral Agent entered into an Intercreditor Agreement (the “ABL Intercreditor Agreement”) to govern the relative priorities of the security interests of the ABL Agent, the First-Out Notes Collateral Agent and the Second-Out Notes Collateral Agent in the collateral granted by the Company and Guarantors and certain other matters related to the administration of security interests.

The foregoing summary of the ABL Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the ABL Intercreditor Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

First Out/Second Out Intercreditor Agreement

On the Closing Date, the Company and the Guarantors, the First-Out Notes Collateral Agent and the Second-Out Notes Collateral Agent entered into an Intercreditor Agreement (the “First Out/Second Out Intercreditor Agreement”) to govern the relative priorities of the security interests of the First-Out Notes Collateral Agent and the Second-Out Notes Collateral Agent in the collateral granted by the Company and the Guarantors and certain other matters related to the administration of security interests.

The foregoing summary of the First Out/Second Out Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the First Out/Second Out Intercreditor Agreement attached hereto as Exhibit 10.2 and incorporated herein by reference.

ABL Amendment

On the Closing Date, the Company entered into a First Amendment (the “ABL Amendment”) to its Credit Agreement, dated as of August 13, 2025, among the Company, the Guarantors and ACF FINCO I LP, as administrative agent (the “ABL Credit Agreement”) in order to effectuate certain conforming amendments to the ABL Credit Agreement to the terms of the First-Out Notes Indenture, as further described in the ABL Amendment.

The foregoing summary of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the ABL Amendment attached hereto as Exhibit 10.3 and incorporated herein by reference.

Warrant Agency Agreement

The Warrants were issued, and any Pre-Funded Warrants to be issued upon exercise of the Warrants will be issued, pursuant to a warrant agency agreement (the “Warrant Agency Agreement”) dated as of the Closing Date by and among the Company and Computershare Inc. and its affiliate Computershare Trust Company, N.A., together as warrant agent (the “Warrant Agent”).

Warrants

The Warrants will be exercisable at any time prior to 5:00 p.m., New York City time, on December 15, 2025. The Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to the Warrant Agent a duly executed exercise notice and by payment of the applicable exercise price in full in immediately available funds of the applicable aggregate exercise price for the number of shares of Common Stock or Pre-Funded Warrants purchased upon such exercise.

The exercise price per whole share of Common Stock purchasable upon the exercise of the Warrants is $0.50 per share (the “Common Stock Exercise Price”). The exercise price per whole Pre-Funded Warrant purchasable upon the exercise of the Warrants is $0.49 per Pre-Funded Warrant (the “Pre-Funded Warrant Exercise Price”). The Common Stock Exercise Price and Pre-Funded Warrant Exercise Price are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting shares of Common Stock and also upon any distributions of assets, including cash, stock or other property to all of our shareholders.

A holder will not have the right to exercise any portion of its Warrants into shares of Common Stock if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise (the “Beneficial Ownership Limitation”), as such holder’s pro rata portion of ownership is determined in accordance with the terms of the Warrants. However, any holder may increase or decrease the Beneficial Ownership Limitation upon at least 61 days’ prior notice from such holder to the Company, provided that in no event will the Beneficial Ownership Limitation exceed 19.99%.

Warrant holders will not have the rights or privileges of a holder of shares of Common Stock with respect to the shares of Common Stock underlying such Warrants, including any voting rights, until the holder exercises such Warrants to purchase shares of Common Stock.

Pre-Funded Warrants

The Pre-Funded Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to the Warrant Agent a duly executed exercise notice and by payment of the applicable exercise price in full in immediately available funds of the aggregate exercise price for the number of shares of Common Stock purchased upon such exercise.

Each Pre-Funded Warrant is exercisable for one share of Common Stock. The exercise price per whole share of Common Stock purchasable upon the exercise of the Pre-Funded Warrants is $0.01 per share. The Pre-Funded Warrants may be exercised at any time on or after the date of issuance and do not have an expiration date.

A holder will not have the right to exercise any portion of its Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of the Beneficial Ownership Limitation, as such holder’s pro rata portion of ownership is determined in accordance with the terms of the Pre-Funded Warrants. However, any holder may increase or decrease the Beneficial Ownership Limitation upon at least 61 days’ prior notice from such holder to us, provided that in no event will the Beneficial Ownership Limitation exceed 19.99%.

Pre-Funded Warrant holders will not have the rights or privileges of a holder of shares of our Common Stock with respect to the shares of Common Stock underlying such Pre-Funded Warrants, including any voting rights, until the holder exercises such Pre-Funded Warrants to purchase shares of our Common Stock.

The Warrants issued to the Supporting Holders, and the Common Stock and Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants) issuable to the Supporting Holders upon exercise of the Warrants, have not been registered under the Securities Act, or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the applicable registration requirements of the Securities Act and applicable state securities laws.

The foregoing summary of the Warrant Agency Agreement, the Warrants and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the Warrant Agency Agreement, the form of Warrant and the form of Pre-Funded Warrant attached hereto as Exhibit 4.6, 4.7 and 4.8, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Pursuant to the Transactions, the Company issued 792,772 shares of Common Stock and 1,897,073 Warrants to the Supporting Holders on a private placement basis exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof. The Common Stock and the Pre-Funded Warrants (including the Common Stock issuable upon exercise of the Pre-Funded Warrants) issuable upon exercise of the Warrants will, if issued, be issued on a private placement basis exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 8.01	Other Events.

On the Closing Date, all $150,000,000 aggregate principal amount of Old Notes outstanding have been cancelled.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

4.1	First-Out Notes Indenture, by and among the Company, the Guarantors and Wilmington Trust, National Association, as trustee and as notes collateral agent, dated as November 13, 2025.

4.2	Form of First-Out Note (included in Exhibit 4.1).

4.3	Second-Out Notes Indenture, by and among the Company, the Guarantors and Wilmington Trust, National Association, as trustee and as notes collateral agent, dated as November 13, 2025.

4.4	Form of Second-Out Note (included in Exhibit 4.3).

4.5	Warrant Agency Agreement by and among the Company and Computershare Inc. and Computershare Trust Company, N.A., as warrant agent, dated November 13, 2025.

4.6	Form of Warrant (included in Exhibit 4.5).

4.7	Form of Pre-Funded Warrant (included in Exhibit 4.5).

10.1	ABL Intercreditor Agreement by and among the Company, the Guarantors, ACF FINCO I LP, as administrative agent, Wilmington Trust, National Association, as senior representative and Wilmington Trust, National Association, as the initial junior priority representative.

10.2	First-Out/Second-Out Intercreditor Agreement by and among the Company, the Guarantors Wilmington Trust, National Association, as senior representative and Wilmington Trust, National Association, as the initial junior priority representative, dated November 13, 2025

10.3	ABL Amendment among the Company, the Guarantors and ACF FINCO I LP, as administrative agent, dated November 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report contains statements that are not purely historical and may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “aim” “seek,” “believe,” “continue,” “will,” “may,” “would,” “could” or “should” or other words of similar meaning. There are several factors which could cause the Company’s actual plans and results to differ materially from those expressed or implied in forward-looking statements and these forward-looking statements are based on information available to us as of the date hereof and represent management’s current views and assumptions. Such factors include, but are not limited to: risks related to the success of our restructuring and turnaround plans; risks related to strengthening our balance sheet and liquidity and improving working capital; risks related to our planned non-core asset sales; increased political uncertainty; the effect of worldwide economic conditions, including recessionary risks; the effect of pandemics; the impact of any activist shareholders; the failure to meet the continued listing requirements of NASDAQ; significant changes in consumer spending patterns or preferences and lower levels of consumer spending resulting from inflation, a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; interruptions or delays in the supply of key components or products; acts of war or acts of terrorism; loss of key facilities; a data security or privacy breach or information systems disruptions; changes in foreign currency valuations in relation to the U.S. dollar; the performance of our products within the prevailing retail environment; customer acceptance of both new designs and newly-introduced product lines; changes in the mix of product sales; the effects of vigorous competition in the markets in which we operate; compliance with debt covenants and other contractual provisions and our ability to meet debt service obligations; risks related to the success of our business strategy; the termination or non-renewal of material licenses; risks related to foreign operations and manufacturing; changes in the costs of materials and labor; government regulation and tariffs; our ability to secure and protect trademarks and other intellectual property rights; levels of traffic to and management of our retail stores; the significant costs incurred by us in connection with the Transactions; our inability to comply with the restrictive debt covenants contained in the new notes issued in connection with the Transactions; and loss of key personnel or failure to attract and retain key employees and the outcome of current and possible future litigation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 12, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2025, August 14, 2025 and November 13, 2025, and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. For the reasons described above, we caution you against relying on any forward-looking statements. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL GROUP INC.

By:	/s/ Randy S. Hyne
Name: Randy S. Hyne
Title: Chief Legal Officer and Secretary

Date: November 13, 2025